Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned directors and officers of Essent Group Ltd., a limited liability company organized under the laws of Bermuda (the “Company”) designates each of Mark Casale, Lawrence E. McAlee, Adolfo Marzol and Mary Lourdes Gibbons, with the power of substitution, as the undersigned’s true and lawful attorney-in-fact for the purpose of: (i) executing in the undersigned’s name and on the undersigned’s behalf the Company’s Registration Statement on Form S-1 and any related documents (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended); (ii) generally doing all things in the undersigned’s name and on the undersigned’s behalf in the undersigned’s capacity as a director to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming the undersigned’s signature as it may be signed by the attorney-in-fact to the Registration Statement and any related amendments (including post-effective amendments) and/or supplements to said Registration Statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended).

IN WITNESS WHEREOF, the undersigned have each executed this Power of Attorney, in one or more counterparts, as of the dates set forth below.

/s/ Mark Casale		/s/ Aditya Dutt
Mark Casale		Aditya Dutt
Date:	7/27/2013	Date:	7/24/2013

/s/ William Spiegel		/s/ Vipul Tandon
William Spiegel		Vipul Tandon
Date:	7/30/2013	Date:	7/30/2013

/s/ Robert Glanville		/s/ Lawrence E. McAlee
Robert Glanville		Lawrence E. McAlee
Date:	7/23/2013	Date:	7/25/2013

/s/ Allan Levine		/s/ David Weinstock
Allan Levine		David Weinstock
Date:	7/23/2013	Date:	9/16/13

/s/ Andrew Turnbull
Andrew Turnbull
Date:	7/24/2013